                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                                 ABN AMRO Funds
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                                PRELIMINARY COPY

                                 ABN AMRO FUNDS
                 ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND
                             161 NORTH CLARK STREET
                            CHICAGO, ILLINOIS 60601

Dear Fellow Shareholder:

     Enclosed is a Notice, Proxy Statement and proxy card for a Special Meeting of Shareholders of ABN AMRO Institutional Prime Money Market Fund (the "Fund"), a series of ABN AMRO Funds (the "Trust"). The meeting is scheduled to be held at 10:00 a.m., Eastern Time, December 13, 2002 at the offices of PFPC Inc., 101 Federal Street, 6th Floor, Boston, Massachusetts 02110.

     We are asking shareholders of the Fund to approve an Amendment to the Investment Advisory Agreement with ABN AMRO Asset Management (USA) LLC, the Fund's investment adviser, to increase the advisory fee rate payable by the Fund to the Adviser. The Fund's current advisory fee rate has been in place since its inception, December 28, 1999. To aid you in understanding the proposal, we have also enclosed a Questions & Answers section regarding the proposal.

     The Board of Trustees reviewed and approved the proposed Amendment at the meeting of the Board of Trustees held on September 19, 2002. The Board concluded that it was in the best interests of shareholders to adopt the Amendment and recommended the proposal be submitted to shareholders for approval.

     YOUR VOTE IS IMPORTANT! Please review the attached proxy statement carefully. Enclosed is a proxy card that we ask you to complete, sign, date and return as soon as possible in the postage-paid envelope. Thank you for your attention and your vote with regard to this important proposal. Please call shareholder services at (800) 992-8151 if you need more information.

Sincerely,

/s/ KENNETH C. ANDERSON

Kenneth C. Anderson
President

                                                                November 5, 2002

                        IMPORTANT NEWS FOR SHAREHOLDERS

     While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the proposal, which will require a shareholder vote.

                             QUESTIONS AND ANSWERS

Q:  WHAT IS HAPPENING?

     A: On September 19, 2002, management proposed and the Board of Trustees approved an amendment to the investment advisory agreement between ABN AMRO Asset Management (USA) LLC ("Adviser"), your Fund's investment adviser, and ABN AMRO Funds, on behalf of your Fund. The investment advisory agreement, as amended, is identical to the existing investment advisory agreement, except for a change in the advisory fee rate payable by the Fund to the Adviser. Under the proposed amendment, the annual advisory fee rate will become .12%.

        The following pages give you additional information about the proposed amendment to the investment advisory agreement.

Q:  WHY THE PROPOSAL FOR AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT?

     A: The advisory fee rate for the Fund has been in place since the Fund's inception in December of 1999. Since that time, the costs of maintaining and updating the technological systems necessary for effective investment management operations have continued to increase. The Adviser desires to continue to provide high quality investment management services to the Fund and its shareholders. The Board believes that the increase in the advisory fee rate will allow the Adviser to provide continued services of high quality while satisfying the needs of the shareholders for competitive expense ratios.

Q:  WILL THE PROPOSED CHANGE RESULT IN HIGHER ADVISORY FEES?

     A: Yes. See page 5 for a comparison of the current and proposed advisory fees. The advisory fee rate currently charged to the Fund will increase if the proposal is approved. However, the Trustees of the Fund have concluded that an increase in the advisory fee is in the best interests of shareholders because it will enable the Adviser to continue to effectively manage the Fund. Based upon current comparative information, even with the increase in the advisory fee, the Fund's overall expense ratio would still be competitive. Please see the accompanying proxy statement for a more detailed explanation of the proposed amendment to the investment advisory agreement.

Q:  HAS THE FUND'S BOARD APPROVED THE PROPOSAL?

     A: Yes. The Fund's Board has approved the proposal and recommends that you vote to approve it.

Q:  WHOM DO I CALL FOR MORE INFORMATION?

     A:  Please call shareholder services at (800) 992-8151.

                                PRELIMINARY COPY

                                 ABN AMRO FUNDS
                             161 NORTH CLARK STREET
                            CHICAGO, ILLINOIS 60601

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
               OF ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND
                        TO BE HELD ON DECEMBER 13, 2002

To the Shareholders of ABN AMRO Institutional Prime Money Market Fund:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of ABN AMRO Institutional Prime Money Market Fund (the "Fund"), a series of ABN AMRO Funds (the "Trust"), a Delaware statutory trust, will be held at the offices of the Trust's sub-administrator, PFPC Inc., 101 Federal Street, 6th Floor, Boston, Massachusetts 02110 on December 13, 2002 at 10:00 a.m. Eastern Time (the "Special Meeting") for the following purpose and to transact such other business, if any, as may properly come before the Special Meeting:

          - To approve an Amendment to the Investment Advisory Agreement for the Fund with ABN AMRO Asset Management (USA) LLC.

     The Board of Trustees has fixed the close of business on October 17, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

                                   By Order of the Board of Trustees,

                                   Gerald F. Dillenburg
                                   Senior Vice President, Secretary and
                                   Treasurer

November 5, 2002

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. YOU MAY EXECUTE THE PROXY CARD USING THE METHODS DESCRIBED IN THE PROXY CARD. EXECUTING THE PROXY CARD IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                            INSTRUCTIONS FOR VOTING

     The following general rules apply to voting by mail and will help you to properly sign your proxy card. Please read carefully because if you do not sign your proxy card properly your vote will be invalidated.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Both parties must sign and the name of each party signing should conform exactly to the name shown in the registration on the proxy card.

          3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                                    VALID SIGNATURE
CORPORATE ACCOUNTS
(1)  ABC Corp.                                                  ABC Corp. by
                                                                     John Doe, Treasurer
(2)  ABC Corp.                                                  John Doe
           John Doe, Treasurer
(3)  ABC Corp. Profit Sharing Plan                              John Doe
TRUST ACCOUNTS
(1)  ABC Trust                                                  Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee                                       Jane B. Doe
           u/t/d/ 12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust                                        John B. Smith
           f/b/o John B. Smith, Jr. UGMA
(2)  Estate of John B. Smith                                    John B. Smith, Jr., Executor

                                                                November 5, 2002

                                PRELIMINARY COPY

                                 ABN AMRO FUNDS
                             161 NORTH CLARK STREET
                            CHICAGO, ILLINOIS 60601

                        SPECIAL MEETING OF SHAREHOLDERS
               OF ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND
                        TO BE HELD ON DECEMBER 13, 2002

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the ABN AMRO Funds, a Delaware statutory trust (the "Trust") for the ABN AMRO Institutional Prime Money Market Fund (the "Fund"), for use at a Special Meeting of Shareholders of the Fund to be held at 10:00 a.m. Eastern Time on Friday, December 13, 2002 at the offices of the Trust's sub-administrator, PFPC Inc., 101 Federal Street, 6th Floor, Boston Massachusetts 02110, and any adjournments thereof (the "Special Meeting"). This Proxy Statement and the accompanying Notice of Special Meeting and proxy card are first being mailed to shareholders on or about November 5, 2002. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Trust may also solicit proxies by telephone, telegraph, facsimile, Internet or in person. The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies will be paid by ABN AMRO Asset Management (USA) LLC (the "Adviser" or "AAAM") or one of its affiliates. The Fund's most recent annual report and semi-annual report is available upon request without charge by writing the Trust at P.O. Box 9765, Providence, Rhode Island 02940 or by calling toll-free 1-800-992-8151. To help reduce Fund expenses and environmental waste, the Fund combines mailings for multiple accounts going to a single address by delivering the Fund's reports (annual and semi-annual reports) and proxy statements in a single envelope. If you do not want to continue consolidating your Fund mailings and prefer to receive separate mailings with multiple copies of Fund reports and proxy statements, please call one of the Fund's Institutional Fund Representatives at 1-800-992-8151.

     If the enclosed proxy card is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted FOR the proposal. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Special Meeting.

     Shareholders of the Fund are entitled to one vote for each full Share held and fractional votes for fractional Shares. One-third of the aggregate number of Shares entitled to vote, present in person or by proxy, constitutes a quorum for the transaction of business. Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted for purposes of determining the presence of a quorum for transacting business at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The Adviser or one of its affiliates will pay the costs of preparing and distributing to shareholders additional proxy materials, if required in connection with any adjournment. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

     The proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund with Class Y and Class YS shareholders voting together. The term "majority of the outstanding voting securities," as used in this Proxy Statement, means the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

     The Board of Trustees has fixed the close of business on October 17, 2002, as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting and all adjournments thereof. At the close of business on the Record Date there were
               Class Y Shares and                Class YS Shares of the Fund
outstanding and entitled to vote. As of the Record Date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the Shares of either class of the Fund. As of the Record Date, to the best knowledge of the Fund, the following persons owned of record or beneficially 5% or more of Class Y Shares or Class YS Shares of the Fund.

                                                                                    PERCENTAGE OWNED
                                                              SHARES OWNED                 (%)
                                                         ----------------------    -------------------
            SHAREHOLDER NAME AND ADDRESS                  CLASS Y     CLASS YS     CLASS Y    CLASS YS
            ----------------------------                 ---------    ---------    -------    --------
LaSalle National Trust NA............................                              [100%]      [100%]
Attn: Mutual Funds Operations
P.O. Box 1443
Chicago, IL 60690-1443

     LaSalle National Bank ("LaSalle"), an affiliate of the Adviser, is the record holder with respect to [100%] of the outstanding Class Y and Class YS Shares of the Fund as of October 17, 2002. LaSalle owns such Shares solely for the benefit of its clients in trust, fiduciary and similar capacities. LaSalle provides services to the Fund and its shareholders and receives a fee from the Adviser for such services. The services provided by LaSalle are described under "Board Evaluation." For those Shares which LaSalle does not have discretion to vote on the proposal, the shareholder will vote on the proposal. For those Shares which LaSalle has discretion to vote on the proposal, LaSalle will engage an independent fiduciary to vote on the proposal.

     In order that your Shares may be represented at the Special Meeting, if you are mailing your proxy card, you are requested to:

     - indicate your instructions on the enclosed proxy card;

     - date and sign the proxy card;

     - mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

     - allow sufficient time for the proxy card to be received on or before 10:00 a.m. Eastern Time on December 13, 2002.

                        PROPOSAL TO APPROVE AN AMENDMENT
                      TO THE INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

     The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). ABN AMRO Asset Management (USA) LLC ("AAAM" or the "Adviser"), 161 North Clark Street, Chicago, IL 60601 is the investment adviser to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") dated September 27, 2001, between AAAM and the Trust, on behalf of the Fund. AAAM is an indirect, wholly-owned subsidiary of ABN AMRO Bank N.V., Hoogoorddreef 66-68, 1101 BE, Amsterdam, The Netherlands. AAAM is an affiliate of the Fund's administrator, ABN AMRO Investment Fund Services, Inc. The Adviser serves as investment adviser to ten other series of the Trust, which, together with the Fund, in the aggregate had $3.6 billion in assets as of September 30, 2002. A table setting forth the net assets of other series of the Trust advised by the Adviser which have investment objectives similar to the Fund, and the advisory fee rate paid by such funds, is attached as Exhibit B to this Proxy Statement. The net asset value of the Fund was approximately $1.9 billion on September 30, 2002. The Adviser also provides investment advice to other accounts having an aggregate value on September 30, 2002 of approximately $8.6 billion.

     The Board of Trustees of the Fund, including all of the Trustees who are not "interested persons," as defined in the 1940 Act, of the Trust or the Adviser (the "Independent Trustees"), has approved, and recommends that shareholders approve, an amendment to the Advisory Agreement (the "Amendment") between the Trust, on behalf of the Fund, and the Adviser. The only change to the Advisory Agreement is an increase in the advisory fee rate payable by the Fund to the Adviser. Shareholders are being asked to approve the Amendment to the Advisory Agreement. The factors considered by the Board of Trustees, including the Independent Trustees, in considering approval of the Amendment are described below under "Board Evaluation." A copy of the Advisory Agreement and the proposed Amendment reflecting the proposal is set forth as Exhibit A to this Proxy Statement.

Directors and Officers of AAAM

     The table below lists the names and principal occupation of AAAM's principal executive officers and directors. Unless otherwise indicated, the address of each director and officer listed below is 161 North Clark Street, Chicago, Illinois 60601.

NAME                            TITLE/POSITION WITH AAAM               PRINCIPAL OCCUPATION
----                          -----------------------------   --------------------------------------
Stuart D. Bilton............  President and Chief Executive   President and Chief Executive Officer
                              Officer                         of ABN AMRO Asset Management (USA)
                                                              LLC; Chief Executive Officer of The
                                                              Chicago Trust Company; Director,
                                                              Montag & Caldwell, Inc., Veredus Asset
                                                              Management Inc. and TAMRO Capital
                                                              Partners LLC; previously, President of
                                                              Alleghany Asset Management, Inc.;
                                                              Executive Vice President of Chicago
                                                              Title and Trust Company.
Jon T. Ender................  Executive Vice President        Chief Investment Strategist of ABN
                                                              AMRO Asset Management (USA) LLC
Frederick W. Engimann.......  Executive Vice President        Director of Fixed Income of ABN AMRO
                                                              Asset Management (USA) LLC
Bernard F. Myszkowski.......  Executive Vice President        Director of Equity Investments, ABN
                                                              AMRO Asset Management (USA) LLC
Seymour A. Newman...........  Executive Vice President,       Chief Financial Officer of ABN AMRO
                              Chief Financial Officer         Asset Management (USA) LLC

NAME                            TITLE/POSITION WITH AAAM               PRINCIPAL OCCUPATION
----                          -----------------------------   --------------------------------------
Carla S. Vorhees............  Executive Vice President        Director of Marketing & Client
                                                              Service, ABN AMRO Asset Management
                                                              (USA) LLC

     There are officers and Trustees of the Fund who are also officers and employees of AAAM. The table below lists these people.

NAME                                POSITION WITH THE FUND                 POSITION WITH AAAM
----                          ----------------------------------   -----------------------------------
Stuart D. Bilton............  Chairman, Board of Trustees, and     President and Chief Executive
                              Chief Executive Officer              Officer
Kenneth C. Andersen.........  President, Chief Operating Officer   President of ABN AMRO Investment
                                                                   Fund Services, Inc.
Gerald F. Dillenburg........  Senior Vice-President, Secretary,    Senior Managing Director of ABN
                              Treasurer, Chief Financial Officer   AMRO Investment Fund Services, Inc.

     The Fund currently offers Class Y Shares and Class YS Shares. Neither class pays a Rule 12b-1 fee or charges a sales load. Class YS shareholders pay a shareholder service fee of up to .25% of the Fund's average daily net assets. The Adviser had a contractual obligation to waive management fees and/or reimburse expenses for the total annual operating expenses exceeding .18% for Class Y Shares and .43% for Class YS Shares through September 30, 2002. The Adviser has a contractual obligation to waive management fees and/or reimburse expenses for the total annual operating expenses exceeding .20% for Class Y shares and .45% for Class YS shares through September 30, 2003. These waivers were put in place in September 2001 in connection with the reorganization of the Trust into the Alleghany Funds, which was subsequently renamed the ABN AMRO Funds.

     The advisory fee rate schedule for the Fund has not been changed since the Fund's inception, December 28, 1999, when shareholders initially approved the advisory fee rate currently in the Advisory Agreement. Continuance of the Advisory Agreement in its present form has been approved by the Board of Trustees, including the Independent Trustees, most recently on December 20, 2001. See also "Board Evaluation" below.

DESCRIPTION OF THE INVESTMENT ADVISORY AGREEMENT

     Under the Advisory Agreement, the Adviser, subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations of the Fund set forth in the Fund's currently effective Prospectus, statement of additional information and the requirements of the 1940 Act and other applicable laws, manages the affairs of the Fund. In this regard, it is the responsibility of the Adviser to continuously provide the Fund with investment advisory services pursuant to the Advisory Agreement.

     The Adviser shall provide the following investment advisory services to the
Fund: (i) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine, in its discretion, the assets to be held uninvested by the Fund, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust, and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services.

     The Fund is responsible for payment of all its expenses other than those assumed by the Adviser. Fund expenses generally consist of, but are not limited to, direct charges relating to the purchase and sale of portfolio securities, shareholder recordkeeping and shareholder account services, fees and disbursements of custodians, fees and expenses of attorneys and independent auditors, taxes and governmental fees, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and distributing prospectuses to current shareholders, expenses of shareholders' meetings, fees and expenses of trustees who are not employees of, or consultants to, the Adviser or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. Other Fund expenses include expenses of Fund data processing and related services, the cost of share certificates and any other expenses (including clerical expenses) of issue, sale, repurchase and redemption of shares, expenses of printing and filing reports and other documents filed with governmental agencies, and expenses of disbursing dividends and distribution.

     The Advisory Agreement, which is dated September 27, 2001, continued in effect until December 31, 2001, and continues from year to year thereafter if such continuance is approved in the manner required by the 1940 Act and if the Adviser shall not have notified the Fund at least 60 days prior to an anniversary date that it does not desire such continuance. The Advisory Agreement may be terminated at any time without penalty by the Fund upon a vote of the majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, on 60 days' written notice to the Adviser and will terminate automatically in the event of its assignment.

PROPOSED FEE INCREASE

     The Current Fee. Under the current Advisory Agreement, AAAM receives an advisory fee from the Fund at an annual rate of .10% of the Fund's average daily net assets. This percentage, referred to as the advisory fee rate, is determined by reference to the aggregate net assets based upon daily valuations. For the
fiscal year ended October 31, 2002, the Fund paid $     in advisory fees to
AAAM.

     The Proposed Fee. Under the proposed Amendment, the advisory fee rate would be .12% of the Fund's average daily net assets and would continue to be computed daily and paid monthly. If the proposed Amendment had been effect for the fiscal year ended October 31, 2002, the advisory fee would have amounted to
$     . This would have represented an increase of      % over the actual
advisory fee of $     .

     The table below compares the Fund's operating expenses (including the advisory fee) for the fiscal year ended October 31, 2002 under the current Advisory Agreement, with the Fund's hypothetical operating expenses for the same year if the Advisory Agreement, as amended, had been in place for the entire fiscal year. The following table shows, for the Fund's fiscal year ended October 31, 2002, as a percentage of average daily net assets, (a) the actual operating expenses for each class of the Fund's Shares and (b) the pro forma operating expenses assuming the proposed Amendment had been in effect throughout the year.

                                                                CLASS Y SHARES         CLASS YS SHARES
                                                              -------------------    -------------------
                                                              ACTUAL    PRO FORMA    ACTUAL    PRO FORMA
                                                              ------    ---------    ------    ---------
ANNUAL FUND OPERATING EXPENSES
  (expenses deducted from Fund assets)
Management Fees...........................................     .10%        .12%       .10%        .12%
Distribution (12b-1) Fees.................................      --          --         --          --
Other Expenses............................................     .08         .08        .33         .33
TOTAL ANNUAL FUND OPERATING EXPENSES*.....................     .18         .20        .43         .45

---------------

* The Adviser was contractually obligated to waive management fees and/or reimburse expenses to maintain total annual operating expenses through September 30, 2002 at .18% for Class Y Shares and .43% for Class YS Shares. The Adviser is contractually obligated to waive management fees and/or reimburse expenses to maintain total operating expenses through September 30, 2003 at .20% for Class Y Shares and .45% for Class YS Shares.

     The following hypothetical example illustrates the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all of your shares at the end of the period. The example assumes you reinvested all dividends and distributions, that the average annual return was 5% and that operating expenses remained the same:

                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
CLASS Y SHARES:
  Existing Fee..............................................     $18       $ 58       $101        $230
  Proposed Fee..............................................     $20       $ 64       $113        $255
CLASS YS SHARES:
  Existing Fee..............................................     $44       $138       $241        $542
  Proposed Fee..............................................     $46       $144       $252        $567

     The purpose of this example and the table is to assist investors in understanding the effect of the proposed fee increase on the various costs and expenses of investing in shares of the Fund. The example is for comparative purposes only and does not represent the Fund's actual or future expenses or returns.

BOARD EVALUATION

     At a meeting of the Board of Trustees held on September 19, 2002, the Board of Trustees, including the Independent Trustees, approved the Amendment to the Advisory Agreement and recommended that shareholders vote to approve the Amendment. Legal counsel to the Fund advised the Trustees on, among other things, the nature of the matters to be considered, the Board's fiduciary obligation in considering the proposed Amendment, and the standards to be used by the Board of Trustees and the Independent Trustees in reaching their decision. In evaluating the proposal, the Board reviewed materials furnished by management and legal counsel to the Fund.

     The Board's consideration of the Amendment was based upon financial, statistical and other information supplied to the Trustees, and on the Trustees' general knowledge of the Adviser and the services it provides to the Fund. The Board received materials comparing the Fund's current advisory fee and overall expenses to those of comparable mutual funds. The comparative materials, which were obtained from an independent and unaffiliated research provider, indicated that the Fund's overall expense ratio would still be competitive, even after taking into consideration the proposed increase in the advisory fee rate. The Board believes that the increase in the advisory fee rate for the Fund will allow the Adviser to continue to provide services of high quality while satisfying the needs of the shareholders for a competitive expense ratio. The Board concluded that it is in the best interests of shareholders for the Adviser to be reasonably compensated for services provided in order to support investment in the necessary infrastructure to successfully manage a money market fund. Based on the materials provided to the Trustees, the Board of Trustees, including all the Independent Trustees, concluded that adopting the Amendment to the Advisory Agreement was in the best interest of the Fund and its shareholders.

     The Board of Trustees specifically considered the following factors as relevant to its recommendation, including: (1) the nature and quality of the services rendered by the Adviser; (2) comparable fees and expense ratios (on an existing and pro forma basis), including advisory fees paid by other ABN AMRO money market funds and unaffiliated funds; (3) an analysis of the impact of implementing the proposed advisory fee rate change; (4) the cost of providing the services (profitability to the Adviser), including payments received by the Adviser and its affiliates from all sources involving the Fund; (5) the size of the Fund and any economies of scale realized by the Adviser and sharing thereof with the Fund; (6) fall-out benefits which the Adviser and its affiliates receive from the Adviser's relationship to the Fund; and (7) changes in the mutual fund industry since 1999 that have affected fund management.

     Certain of the factors addressed by the Board in reaching its determination to approve the Amendment are discussed in more detail below.

     Nature and Quality of Services. The Board of Trustees considered the nature and quality of the services provided by the Adviser and determined that these factors supported the payment of competitive fees to the Adviser.

     Comparative Fees and Expense Ratios. The Board of Trustees evaluated the comparability of the advisory fee rate and total expense ratios, on an existing and pro forma basis, to that of other comparable funds, including those in the ABN AMRO family of funds. The Board considered that, based on information provided by management, the Fund's current and pro forma advisory fee rate and overall expenses remain competitive with those of its peers and within the industry norm.

     Information provided by management indicated that the Fund's investment advisory fee rate of .10% was in the first quartile among its peers. On a pro forma basis giving effect to the proposed investment advisory fee rate increase, the Fund's investment advisory fee rate of .12% would place the Fund in the second quartile among its peers. The Fund's current ratio of operating expenses of .18% and .43% for Class Y and Class YS shares, respectively, place the Fund in the first and third quartile, respectively, of similar classes of shares of funds. On a pro forma basis, giving effect to the proposed investment advisory fee rate increase, the Fund's expense ratio of operating expenses will be .20% and .45% of Class Y and Class YS shares, respectively. This slight increase in fees would not change the relative ranking of the Fund's classes relative to other comparable classes of funds.

     Cost of Providing Services (Profitability). The Adviser stated that the increase in fees would not materially affect the profitability to the Adviser, particularly given the size of the Fund. However, the Adviser has stated that it desires to strengthen its investment management business and that the cost of technology to update and maintain necessary systems for effective investment management operations continues to grow. Therefore, the proposed increase in the advisory fee rate will enable the Adviser to continue providing and developing quality services.

     Fall-Out Benefits. The Board considered services provided by LaSalle to the Fund and its shareholders. The Board considered that the Adviser pays LaSalle for such services out of its profits. The services provided by LaSalle include: (a) marketing the Fund to potential clients, (b) processing the Fund's daily transactions on behalf of underlying shareholders, (c) providing statements and other Fund information to shareholders, (d) providing daily Fund factors to shareholders and reconciling interest accruals on underlying shareholder accounts on a daily basis, and (e) posting dividends to underlying shareholder accounts on a monthly basis.

     Changes in the Mutual Fund Industry. The Board considered the increase in the complexity and expense of maintaining a first class investment infrastructure, including the technology and personnel needed to identify and respond quickly to changes in the investment environment, and the need to enhance the nature and timeliness of services provided to shareholders.

     Based upon its evaluation of all factors deemed relevant, the Board of Trustees, including all of the Independent Trustees, concluded that shareholders should benefit from the Amendment and that the proposed Amendment is in the best interests of the Fund and its shareholders.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED AMENDMENT TO THE FUND'S ADVISORY AGREEMENT.

REQUIRED VOTE

     Approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as more fully described above. Shareholders of Class Y and Class YS vote together on the proposal.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     Under Delaware law, the Trust is not required to hold annual shareholders' meetings, but it will hold special meetings as required or deemed desirable, or upon the request of holders of at least 10% of the Trust's shares entitled to vote. Because the Trust does not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. Any shareholder who wishes to submit a proposal for consideration at a subsequent shareholders' meeting should mail the proposal promptly to the Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934 and must be received by the Trust within a reasonable time before the solicitation of proxies for that meeting. The timely submission of a proposal does not guarantee its inclusion.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Board of Trustees is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

                         DISTRIBUTOR AND ADMINISTRATOR

     Set forth below are the names and addresses of the Trust's distributor and administrator:

                ADMINISTRATOR                                     DISTRIBUTOR
                -------------                                     -----------
ABN AMRO Investment Fund Services, Inc.          ABN AMRO Distribution Services (USA) Inc.
161 North Clark Street                           3200 Horizon Drive
Chicago, IL 60601                                King of Prussia, PA 19406

     During the fiscal year ended October 31, 2002, the Fund paid ABN AMRO
Investment Fund Services, Inc., $     million for providing administrative
services to the Fund, of which $     million was paid to PFPC Inc., as
sub-administrator. These services will continue to be provided.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Board,

                                          Gerald F. Dillenburg
                                          Senior Vice President, Secretary and
                                          Treasurer

                               INDEX OF EXHIBITS

     EXHIBIT A: Investment Advisory Agreement and Form of Amendment No. 1 to
                Investment Advisory Agreement

     EXHIBIT B: Management Fee Rates For Funds Managed by AAAM with Similar
                Investment Objectives

                                   EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT
                 ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND

     AGREEMENT made this 27th day of September, 2001 by and between ABN AMRO Funds, a Delaware business trust (the "Trust") on behalf of ABN AMRO Institutional Prime Money Market Fund (the "Fund") and ABN AMRO Asset Management
(USA) LLC (the "Adviser").

     WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

     WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

     1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. DUTIES OF ADVISER. As investment adviser, the Adviser shall: (i) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

     3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

     4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 0.10% of the Fund's average daily net assets for that month.

     In the event of termination of this Agreement, the fee provided in this
Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

     5. REPORTS. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

     6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

     7. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

     8. DURATION AND TERMINATION. The term of this Agreement shall commence on the date that an amendment to the Trust's registration statement establishing the Fund becomes effective (the "Effective Date"), provided that first it is approved by the Board of Trustees of the Trust, including a majority of those Trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in Section 15(c) of the 1940 Act, and by the holders of a majority of the outstanding voting securities of the Fund, and shall continue in effect until December 31, 2001. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of the majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in
Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

     9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST                                                      ABN AMRO FUNDS FOR
                                                            ABN AMRO INSTITUTIONAL PRIME MONEY MARKET
                                                            FUND

/s/ Ruth Velez                                              By: /s/ Gerald F. Dillenburg
------------------------------------------------------          ----------------------------------------
                                                                Name: Gerald F. Dillenburg
                                                                Title:  Senior Vice-President

ATTEST                                                      ABN AMRO ASSET MANAGEMENT (USA) LLC

/s/ Kathryn L. Martin                                       By: /s/ Seymour A. Newman
------------------------------------------------------          ----------------------------------------
                                                                Name: Seymour A. Newman
                                                                Title:  Executive Vice-President and
                                                                     Chief Financial Officer

                                    FORM OF
                AMENDMENT NO. 1 TO INVESTMENT ADVISORY AGREEMENT

     This AMENDMENT NO. 1, dated the      day of        , 2002, is made by and
between ABN AMRO Funds, a Delaware statutory trust (the "Trust") on behalf of ABN AMRO Institutional Prime Money Market Fund (the "Fund"), and ABN AMRO Asset Management (USA) LLC (the "Adviser").

                                WITNESSETH THAT:

     WHEREAS, the Trust has entered into an Investment Advisory Agreement (the "Agreement") with the Adviser, dated September 27, 2001, wherein the Trust retains the Adviser to render investment advisory services to the Fund, and the Adviser agrees to furnish such services to the Fund; and

     WHEREAS, the Trust and the Adviser wish to amend the Agreement to increase the compensation payable to the Adviser under the Agreement.

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser to amend Section 4 of the Investment Advisory Agreement as follows:

          4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 0.12% of the Fund's average daily net assets for that month.

     In the event of termination of this Agreement, the fee provided in this
Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

     Except as set forth above, the Agreement shall remain unchanged and in full force and in effect and is hereby ratified and confirmed in all respects as amended.

     This Amendment shall take effect upon the day and month first written above.

     IN WITNESS WHEREOF, the Trust and Adviser hereto have caused this Amendment to be signed by their duly authorized officers of the day and month first written above.

                                          ABN AMRO FUNDS FOR
                                          ABN AMRO INSTITUTIONAL PRIME MONEY
                                          MARKET FUND

                                          By:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------

                                          ABN AMRO ASSET MANAGEMENT (USA) LLC

                                          By:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------

                                   EXHIBIT B
                 MANAGEMENT FEE RATES FOR FUNDS MANAGED BY AAAM
                       WITH SIMILAR INVESTMENT OBJECTIVES

     The following are other series of the Trust with investment objectives similar to the Fund, for which AAAM provides advisory services. Information below is provided as of September 30, 2002.

                                                             NET ASSETS            MANAGEMENT FEE RATE
                         FUND                              (IN THOUSANDS)    (% OF AVERAGE DAILY NET ASSETS)
                         ----                              --------------    -------------------------------
ABN AMRO Government Money Market Fund*.................       455,219                      .20
ABN AMRO Treasury Money Market Fund*...................       426,442                      .35
ABN AMRO Money Market Fund*............................       146,697                      .35
ABN AMRO Tax-Exempt Money Market Fund*.................       378,723                      .35
ABN AMRO Institutional Government Money Market
  Fund**...............................................           N/A                      .10
ABN AMRO Institutional Treasury Money Market Fund**....           N/A                      .10

---------------

 * Effective September 30, 2001, the Adviser entered into an Expense Limitation Agreement with the Trust, through September 30, 2003, for Class I and Class S shares, respectively, in the following amounts: .36% and .61% for ABN AMRO Treasury Money Market Fund, .31% and .63% for ABN AMRO Government Money Market Fund, .37% and .73% for ABN AMRO Money Market Fund, and .33% and .58% for ABN AMRO Tax-Exempt Money Market Fund.

** As of October 31, 2002, ABN AMRO Institutional Government Money Market Fund and ABN AMRO Institutional Treasury Money Market Fund had not yet commenced operations.

                                      PROXY

                 ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND
                           A SERIES OF ABN AMRO FUNDS

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF ABN AMRO FUNDS.

THE UNDERSIGNED HEREBY APPOINTS DAVID WHITAKER AND GAIL HANSON, AND EACH OF THEM, AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE ALL SHARES OF ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND OF ABN AMRO FUNDS HELD OF RECORD BY THE UNDERSIGNED ON OCTOBER 17, 2002, AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 13, 2002, AND ANY ADJOURNMENT THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE FOR THE
PROPOSAL.

  Please vote by filling in the box below:

  - To approve the Amendment to the Investment Advisory Agreement for the Fund with ABN AMRO Asset Management (USA) LLC.

                  [ ] For [ ] Against [ ] Abstain

  Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

  Dated: ___________, 2002

  __________________________ ____   _______________________________
  Signature(s) of Shareholder(s)    Signature(s) of Joint Shareholder(s), if any